EXHIBIT 10.248

                             AMENDMENT TO GUARANTEE
                             ----------------------
                           AND SUBORDINATION AGREEMENT
                           ---------------------------


     This Amendment to Guarantee and Subordination Agreement (the "Amendment") is made and entered into this 24th day of May, 2002, but effective as of March 1, 2002, by and between Mego Financial Corp., a New York corporation (formerly known as Mego Corp.) ("Guarantor") and FINOVA Capital Corporation, a Delaware corporation ("Lender"), successor in interest to Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO").

                                    RECITALS
                                    --------

I. Guarantor executed and delivered to GREFCO an Amended and Restated Guarantee and Subordination dated May 10, 1989 (the "Guarantee") guarantying the performance of certain obligations owed by Leisure Homes Corporation, a Nevada corporation, formerly known as Preferred Equities Corporation ("Borrower"), to GREFCO.

II. GREFCO assigned to Lender all of the rights and obligations owed by Borrower to GREFCO, pursuant to a plan of liquidation between GREFCO and Lender.

III. On even date herewith, Borrower and Lender have entered into a Tenth Amendment to Forbearance Agreement and Amendment No. 15 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Loan Amendment"). As a condition to the effectiveness of the Loan Amendment, the Lender has required the execution of this Amendment.

     NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, Lender and Guarantor agree as follows:

1.     Amendment.  Paragraph  3.9 of the Guarantee shall be amended and restated
       ---------   --------------
in  its  entirety  to  read  as  follows:

     3.9 Notwithstanding any payment or performance by Guarantor pursuant to this Guarantee, Guarantor hereby waives and releases any right of reimbursement and any right to be subrogated to any rights of Lender against Borrower. Guarantor acknowledges that the foregoing waiver and release has been specifically bargained for by Lender and has been relied upon by Lender in ascribing value to this Guarantee, which reliance was a condition precedent to Lender's willingness to extend the Loan to Borrower. Guarantor expressly waives any defenses to the enforcement of this Guarantee, to any rights of Lender created or granted hereby or to the recovery by Lender against Borrower, Guarantor or any other Obligor of any deficiency after judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Guarantor or otherwise prevent Guarantor from obtaining reimbursement or contribution from Borrower or any other Obligor.

     2.     Representations  and  Warranties.  Guarantor represents and warrants
            --------------------------------
to  Lender  that:

     2.1 This Amendment and the documents and instruments executed in connection herewith have been authorized by all necessary action and, when executed, will be the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance their respective terms.

     2.2 Guarantor's execution, delivery and performance of this Amendment does not and will not (i) violate any law, rule, regulation or court order to which Guarantor is subject; (ii) conflict with or result in a breach of Guarantor's organizational documents or any agreement or instrument to which Guarantor is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Guarantor, whether now owned or hereafter acquired.

     2.3 It has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

     3.     Miscellaneous.
            -------------

     3.1 The Guarantee shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Guarantee shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Guarantee will remain in full force and effect, and are hereby ratified and affirmed.

     3.2 Except as may be expressly provided herein, Guarantor's obligations under the Guarantee shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Guarantee, except as expressly stated herein.

     3.3 Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

     3.4 If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

     3.5 THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES.


                            [SIGNATURE PAGE FOLLOWS]

                               [SIGNATURE PAGE TO
                           AMENDMENT TO GUARANTEE AND
                            SUBORDINATION AGREEMENT]

     IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

LENDER:

FINOVA  CAPITAL  CORPORATION,
a  Delaware  corporation


By:____________________________________________
     Its:______________________________________


Signed  in  the  presence  of:

______________________________________


GUARANTOR:

MEGO  FINANCIAL  CORP.,
a  New  York  corporation


By: s/s  Jon Joseph
     Its: Senior Vice President

Signed  in  the  presence  of:

s/s   Mark Prasse

STATE  OF  NEVADA     )
                      )     ss.
County  of  Clark     )

     The foregoing instrument was acknowledged before me this 24 day of MAY 2002, by s/s John Joseph as Sr. V.P. of MEGO FINANCIAL CORP., a New York corporation, on behalf of the corporation.

                                       s/s Linda DeGirolamo
                                      _________________________________
                                                Notary Public
My  Commission  Expires:

7/12/04
_______________________




STATE  OF  ARIZONA     )
                       )  ss.
County  of  Maricopa   )

     This instrument was acknowledged before me this ___ day of _______________ 2002, by ______________________, as _______________ of FINOVA CAPITAL
CORPORATION,  a  Delaware  corporation,  on  behalf  of  the  corporation.

                                           _____________________________
                                           Notary

                                           My  Commission  expires:

                             AMENDMENT TO GUARANTEE
                             ----------------------
                           AND SUBORDINATION AGREEMENT
                           ---------------------------


     This Amendment to Guarantee and Subordination Agreement (the "Amendment") is made and entered into this _____ day of May, 2002, but effective as of March 1, 2002, by and between Mego Financial Corp., a New York corporation (formerly known as Mego Corp.) ("Guarantor") and FINOVA Capital Corporation, a Delaware corporation ("Lender"), successor in interest to Greyhound Real Estate Finance Company, an Arizona corporation ("GREFCO").

                                    RECITALS
                                    --------

     I. Guarantor executed and delivered to GREFCO a Guarantee and Subordination dated March 30, 1989 (the "Guarantee") guarantying the performance of certain obligations owed by Vacation Spa Resorts, Inc., a Tennessee corporation ("VSR") ("Borrower"), to GREFCO.

II. GREFCO assigned to Lender all of the rights and obligations owed by VSR to GREFCO, pursuant to a plan of liquidation between GREFCO and Lender.

III. VSR merged with and into Leisure Homes Corporation, a Nevada corporation, formerly known as Preferred Equities Corporation ("Borrower") with Borrower becoming liable for all of the liabilities and obligations of VSR.

VI. On even date herewith, Borrower and Lender have entered into a Tenth Amendment to Forbearance Agreement and Amendment No. 15 to Second Amended and Restated and Consolidated Loan and Security Agreement (the "Loan Amendment"). As a condition to the effectiveness of the Loan Amendment, the Lender has required the execution of this Amendment.

NOW, THEREFORE, in consideration of these Recitals, the covenants contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency is hereby acknowledged, Lender and Guarantor agree as follows:

1.     Amendment.  Paragraph  3.9 of the Guarantee shall be amended and restated
       ---------   --------------
in  its  entirety  to  read  as  follows:

     3.9 Notwithstanding any payment or performance by Guarantor pursuant to this Guarantee, Guarantor hereby waives and releases any right of reimbursement and any right to be subrogated to any rights of Lender against Borrower. Guarantor acknowledges that the foregoing waiver and release has been specifically bargained for by Lender and has been relied upon by Lender in ascribing value to this Guarantee, which reliance was a condition precedent to Lender's willingness to extend the Loan to Borrower. Guarantor expressly waives any defenses to the enforcement of this Guarantee, to any rights of Lender created or granted hereby or to the recovery by Lender against Borrower, Guarantor or any other Obligor of any deficiency after judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Guarantor or otherwise prevent Guarantor from obtaining reimbursement or contribution from Borrower or any other Obligor.

     2.     Representations  and  Warranties.  Guarantor represents and warrants
            --------------------------------
to  Lender  that:

2.1 This Amendment and the documents and instruments executed in connection herewith have been authorized by all necessary action and, when executed, will be the legal, valid and binding obligations of the Guarantor, enforceable against the Guarantor in accordance their respective terms.

2.2 Guarantor's execution, delivery and performance of this Amendment does not and will not (i) violate any law, rule, regulation or court order to which Guarantor is subject; (ii) conflict with or result in a breach of Guarantor's organizational documents or any agreement or instrument to which Guarantor is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Guarantor, whether now owned or hereafter acquired.

2.3 It has consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

     3.     Miscellaneous.
            -------------

3.1 The Guarantee shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Guarantee shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Guarantee will remain in full force and effect, and are hereby ratified and affirmed.

3.2 Except as may be expressly provided herein, Guarantor's obligations under the Guarantee shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Guarantee, except as expressly stated herein.

3.3 Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

3.4 If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

3.5 THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES.


                            [SIGNATURE PAGE FOLLOWS]

                                     ------
                               [SIGNATURE PAGE TO
                           AMENDMENT TO GUARANTEE AND
                            SUBORDINATION AGREEMENT]

     IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

LENDER:

FINOVA  CAPITAL  CORPORATION,
a  Delaware  corporation


By:____________________________________________
     Its:______________________________________


Signed  in  the  presence  of:


_______________________________________________

GUARANTOR:

MEGO  FINANCIAL  CORP.,
a  New  York  corporation


By:____________________________________________
     Its:______________________________________

Signed  in  the  presence  of:

_______________________________________________

STATE  OF  NEVADA     )
                      )     ss.
County  of  Clark     )

     The foregoing instrument was acknowledged before me this ____ day of ____________ 2002, by ______________ as _______________ of MEGO FINANCIAL CORP.,
a  New  York  corporation,  on  behalf  of  the  corporation.

                                  Notary Public
My  Commission  Expires:






STATE  OF  ARIZONA     )
                       )  ss.
County  of  Maricopa   )

     This instrument was acknowledged before me this ___ day of _______________ 2002, by ______________________, as _______________ of FINOVA CAPITAL
CORPORATION,  a  Delaware  corporation,  on  behalf  of  the  corporation.

                                        ___________________________________
                                        Notary

                                        My  Commission  expires: